Exhibit 10.7

PATENT, TRADEMARK
AND COPYRIGHT SECURITY AGREEMENT

THIS PATENT, TRADEMARK AND COPYRIGHT SECURITY AGREEMENT (together with all amendments, restatements, supplements and modifications, if any, from time to time hereto, this "Agreement"), dated as of July 31, 2009 is made by X-FACTOR COMMUNICATIONS, LLC, having an address at 3 Empire Blvd., South Hackensack, New Jersey, 07606, a New York limited liability company ("Grantor"), in favor of NEW JERSEY ECONOMIC DEVELOPMENT AUTHORITY, having an address at 36 West State Street, PO Box 990, Trenton, New Jersey 08625-0990 ("Lender").

INTRODUCTION

Pursuant to that certain Convertible Loan Agreement dated as of the date hereof by and among Grantor and Lender (including all annexes, exhibits and schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the "Agreement"), the Lender has, subject to certain terms and conditions, agreed to make certain loans (the "Loans") to Grantor. To induce Lender enter into the Agreement and other Transaction Documents (as defined in the Agreement) and to induce Lender to make the Loans as provided for in the Agreement, Grantor has agreed to grant a continuing security interest in the Collateral to secure the Obligations pursuant to the terms of the Security Agreement of this date between Grantor and Lender (including all annexes, exhibits and schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the "Security Agreement") and certain other Transaction Documents, including, without limitation, this Agreement. The parties now desire to grant to Lender a continuing security interest in the Intellectual Property Collateral (as defined below) owned by Grantor to secure the Obligations. This Introduction shall be construed as part of this Agreement.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor and Lender hereby agree as follows:

1.            Definitions. Unless otherwise defined herein, capitalized terms or matters of construction defined or established in the Security Agreement shall be applied herein as defined or established therein. All other undefined terms contained in this Agreement, unless the context indicates otherwise, shall have the meanings provided for by the UCC to the extent the same are used or defined therein.

2.            Grant of Security Interest in Intellectual Property Collateral. To secure the prompt and complete payment, performance and observance of all of the Obligations, Grantor hereby grants, assigns, conveys, mortgages, pledges, hypothecates and transfers to Lender a Lien upon all its right, title and interest in, to and under the following property, whether now owned by or owing to, or hereafter acquired by or arising in favor of, Grantor (including under any trade names, styles or divisions of Grantor), and regardless of where located (collectively, the "Intellectual Property Collateral"):

(a) all of Grantor's Patents and Patent Licenses to which it is a party, including those referred to in Part A to Schedule I hereto;

(b) all of Grantor's Trademarks, including those referred to in Part B to Schedule I hereto;

(c) all of Grantor's Copyrights and Copyright Licenses to which it is a party, including those referred to in Part C to Schedule I hereto;

(d) all registrations for any of the foregoing, and all reissues, continuations or extensions of the foregoing, together with all rights to register and record all of the foregoing;

(e) all goodwill, trade secrets, proprietary or confidential information, technical information, procedures, formulae, quality control standards, designs, operating and training manuals, customer lists, and other General Intangibles with respect to the foregoing; and

(f) all Proceeds of the foregoing, including (i) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to any Person (as defined in the Security Agreement) from time to time with respect to any of the foregoing, (ii) any and all payments (in any form whatsoever) made or due and payable to any Person from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the foregoing by any governmental authority (or any Person acting under color of governmental authority), (iii) any claim of any Person against third parties for (A) past, present or future infringement of any Patent or Patent License, (B) past, present or future infringement of any Copyright or Copyright License, (C) past, present or future infringement or dilution of any Trademark, or (D) injury to the goodwill associated with any Trademark, (iv) any recoveries by any Person against third parties with respect to any litigation or dispute concerning any of the foregoing, and (v) any and all other amounts from time to time paid or payable under or in connection with any of the foregoing, upon disposition or otherwise.

3.            Security Agreement. The Lien granted pursuant to this Agreement is granted in conjunction with the Liens granted to Lender pursuant to the Security Agreement. Grantor hereby acknowledges and affirms that the rights and remedies of Lender with respect to the Liens granted under this Agreement are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

4.            Remedies Upon Default. (a) Anything herein contained to the contrary notwithstanding, if and while Grantor shall be in default hereunder or an Event of Default exists under the Security Agreement, Grantor hereby covenants and agrees that the Lender, as the holder of a security interest under the UCC, may take such action permitted under the Security Agreement or permitted by law, in its absolute discretion, to foreclose upon the Intellectual Property Collateral covered hereby.

5.   Acknowledgment. Grantor expressly acknowledges that, upon an event of default under the Transaction Documents, this Agreement shall be recorded with the United States Patent and Trademark Office.

IN WITNESS WHEREOF, the parties hereto have executed this Patent, Trademark and Copyright Security Agreement as of the date first written above.

Grantor

X-FACTOR COMMUNICATIONS, LLC, a New York limited liability company

By:
Name: Charles Sar ino
Title: President & EO

Lender

NEW JERSEY ECONOMIC DEVELOPMENT AUTHORITY

By:
Name: Teri Dunlop
Title: Director-Closing Services

ACKNOWLEDGMENT

STATE OF NEW JERSEY :

COUNTY OF ge-OE 41 7'.

BE IT REMEMBERED, that on this 31st day of          , 2I109, before me, the subscriber, an Attorney-at-Law of the State of New Jersey, personally appeared CHARLES SARACINO of X-FACTOR COMMUNICATIONS, LLC , a limited liability company, who, I am satisfied is the person who executed the foregoing Instrument on behalf of said limited liability company, and who thereupon acknowledged that he signed and delivered said Instrument as member, and that said Instrument is the voluntary act and deed of said limited liability company.

M E„DEAL.
i47-TOgNEY 14T- MIA)

ACKNOWLEDGMENT

STATE OF NEW JERSEY :
ss.:
COUNTY OF MERCER

BE IT REMEMBERED, that on this 31st day of July, 2009, before me, the subscriber, personally appeared TERI DUNLOP, who, being by me duly sworn, did depose and make proof to my satisfaction that she is the DIRECTOR — CLOSING SERVICES of the NEW JERSEY ECONOMIC DEVELOPMENT AUTHORITY, the authority mentioned in the within Instrument; that the execution, as well as the making of this Instrument, has been duly authorized by a proper resolution of the Board of Members of said authority; and said Instrument was signed and delivered by said officer as and for the voluntary act and deed of said authority.

                      _______________________________

SCHEDULE I

to

PATENT,

TRADEMARK AND COPYRIGHT SECURITY AGREEMENT

PART A: PATENTS

Application No. 12/326,034 filed on December 1, 2008 for DYNAMIC DIGITAL SIGNMAGE,
CUSTOMER CONTENT CONTROL PORTAL & MANAGEMENT SYSTEM (Provisional

Application Number 60/991,648

PART B: TRADEMARKS/SERVICE MARK

DSCP (serial number 77467712)

DSCP://DIGITAL SIGNAGE CONTROL PORTAL & DESIGN (serial number 77468035)

PART C: COPYRIGHTS